EXHIBIT 99.1
                              1604494 ONTARIO INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                    PERIOD FROM INCEPTION (JANUARY 21, 2004)
                              TO DECEMBER 31, 2004






                                    CONTENTS

Auditor's Report                                                        1

Balance Sheet                                                           2

Statement of Operations and Deficit                                     3

Statement of Cash Flows                                                 4

Notes to Financial Statements                                       5 - 7

                                AUDITORS' REPORT


To the Shareholders of
1604494 Ontario Inc.
(A Development Stage Company)


         We  have  audited  the  balance  sheet  of  1604494   Ontario  Inc.  (A
Development Stage Company) as at December 31, 2004 and the statements of operations and deficit, and cash flows for the period from inception (January 21, 2004) to December 31, 2004 then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

         In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and the results of its operations and the changes in its cash flows for the period from inception (January 21, 2004) to December 31, 2004 then ended in accordance with Canadian generally accepted accounting principles.


                                                  /s/ SF Partnership LLP
                                                  ------------------------------
Toronto, Canada                                   CHARTERED ACCOUNTANTS
May 3, 2005

1604494 ONTARIO INC.
(A DEVELOPMENT STAGE COMPANY)
Balance Sheet
December 31, 2004

                                     ASSETS
Current
    Due from related parties                                  $  9,000

Intangible Assets                                                6,000
                                                              --------

                                                              $ 15,000
                                                              --------

                                   LIABILITIES

Current
    Accounts payable and accrued charges                      $  8,000
                                                              --------

                              STOCKHOLDERS' EQUITY

Capital Stock  (note 5)                                         18,000

Deficit                                                        (11,000)
                                                              --------

                                                                 7,000
                                                              --------

                                                              $ 15,000
                                                              --------
APPROVED ON BEHALF OF THE BOARD

         "Val Guilis"
--------------------------------
          Director

              (See accompanying notes to the financial statements)

1604494 ONTARIO INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Operations and Deficit
Period From Inception (January 21, 2004) To December 31, 2004


Revenue                                                                $   --
                                                                       --------

Expenses
    Professional fees                                                     5,000
    Consulting fees                                                       3,000
    Rent                                                                  3,000
                                                                       --------

                                                                         11,000
                                                                       --------

Net Loss and Deficit - end of period                                   $(11,000)
                                                                       --------

              (See accompanying notes to the financial statements)

1604494 ONTARIO INC.
(A DEVELOPMENT STAGE COMPANY)
Statement of Cash Flows
Period From Inception (January 21, 2004) To December 31, 2004


Cash Flows from Operating Activities
    Net loss                                                           $(11,000)
    Items not affecting cash
      Consulting fees                                                     3,000
      Accounts payable                                                    8,000
                                                                       --------

                                                                           --
                                                                       --------

Cash Flows from Investing Activities                                       --

Cash Flows from Financing Activities                                       --
                                                                       --------

Net Cash Used in Operating Activities                                      --

Cash - beginning of  period                                                --
                                                                       --------

Cash - end of period                                                   $   --
                                                                       --------

Supplemental Cash Flow Information

    Interest paid                                                      $   --
                                                                       --------


    Income taxes paid                                                  $   --
                                                                       --------

    Issuance of common shares:
        Due from related parties                                       $  9,000
        Consulting fees                                                   3,000
        Intangible asset                                                  6,000
                                                                       --------

                                                                       $  18,000
                                                                       ---------

              (See accompanying notes to the financial statements)

1604494 ONTARIO INC.
(A DEVELOPMENT STAGE COMPANY)
Notes to Financial Statements
December 31, 2004


1.   Description of Business

     1604494 Ontario Inc. (A Development Stage Company) (the "Company"), incorporated under the Canada Business Corporation Act on January 21, 2004. The Company's main business activity is to hold a home value warranty program.

2.   Going Concern

     These financial statements have been prepared in accordance with Canadian generally accepted accounting principles with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business.

     The Company has sustained operating losses since inception. The Company's continuation as a going concern is uncertain and dependant on successfully bringing its services to market, achieving future profitable operations and obtaining additional sources of financing to sustain its operations, the outcome of which cannot be predicted at this time.

     The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

3.   Significant Accounting Policies

     The accounting policies of the Company are in accordance with Canadian generally accepted accounting principles. Outlined below are the policies that are considered particularly significant:

     a)   Revenue Recognition

          Revenue for warranty contracts are deferred and recognized in income on a straight-line basis over the contract period except in those circumstances in which sufficient historical evidence indicates that the costs of performing services under the contract are incurred on other than a straight-line basis. In those circumstances, revenue is recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. Losses are recognized on warranty contracts if the sum of expected costs of providing services under the contracts exceeds the related unearned revenue.

      b)  Intangible Assets

          Intangible Assets with an indefinite life are accounted for at cost and are tested for impairment annually or more frequently if events or changes in circumstances indicate that the assets might be impaired. When the carrying amount exceeds the fair value, an impairment loss is recognized in the statement of earnings in amount equal to the excess.

      c)    Future Income Taxes

            The Company follows the liability method of accounting for income taxes. Under this method future income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using substantively enacted tax rates and laws that are expected to be in effect in the periods in which the future tax assets or liabilities are expected to be realized or settled. The effect of a change in income tax rates on future income tax assets and liabilities is recognized in income in the period that the change occurs.

      d)    Use of Estimates

            The preparation of financial statements, in conformity with Canadian generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      e)    Financial Instruments and Risk Management

            The carrying amount of accounts payable approximate its fair market value due to the relatively short-term maturity of these instruments. Due from Shareholders are not subject to fixed terms of repayment or interest and therefore their fair market value cannot be estimated.


4.    Due from Related Parties

      Amounts due from related parties are non-interest bearing and have no fixed term of payment.

      Finewell Holding Inc.                                  $   1,000
      Stingalls Investment Group Ltd.                            1,000
      Zulmar Holdings                                            1,000
      HS Holding Inc.                                            3,000
      RS Atlantic Holding Inc.                                   3,000
                                                             ---------

                                                             $   9,000
                                                             =========

5.    Capital Stock

        Authorized:
             Unlimited number of voting class "A" special shares Unlimited number of non-voting class "B" special shares Unlimited number of common shares

        Issued:
            76,000,000  common shares                              $    18,000
                                                                   ===========

6.    Related Party Transactions

      During the year, the Company acquired intangible assets amounting to $6,000 by issuing 20,085,667 common shares from a company controlled by a director of the Company. Also, during the year the Company issued 9,231,209 common shares in exchange for consulting services amounting to $3,000.


7.    Subsequent Event

      On March 24, 2005, the Company acquired control of a US public company, Reliant Home Warranty Corporation ("Reliant") by acquiring from treasury 76,000,000 shares of the Reliant in exchange for all the issued and outstanding shares of the Company. As a result the shareholders of the Company have acquired 97.4% of the issued and outstanding common shares of Reliant.


8. Reconciliation to US GAAP

      These   financial   statements  have  been  prepared  in  accordance  with
      accounting   principles   generally  accepted  in  Canada  ("Cdn.  GAAP").
      Significant differences under U.S. GAAP are discussed below.

      In the U.S.  reporting  standards for auditors  require the addition of an explanatory paragraph (following the opinion paragraph) of the Report of Independent Registered Public Accounting Firm when the financial statements are affected by significant uncertainties such as those referred to in note 2. In Canadian reporting standards such reference does not have to be made when the uncertainties are adequately disclosed in the notes.

      U.S. GAAP requires the measurement and reporting of "comprehensive income". Comprehensive income includes net income and all other changes to Shareholders' Equity other than amounts received from or paid to shareholders. There is no material reportable comprehensive income item for the Company.

      U.S. GAAP requires the use of the current rate method of foreign currency translation, with any resulting foreign exchange translation adjustments forming part of comprehensive income for the year and accumulating as a separate component of shareholders' equity. The financial statements of the Company are presented in Canadian dollars.

                        Reliant Home Warranty Corporation
                         (Formerly Dialex Minerals Inc)
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                            (PREPARED BY MANAGEMENT)

                                              Reliant Home       1604494
                                              Warranty Corp   Ontario Inc.
                                                   at              at
                                             March 24, 2005   March 24, 2005
                                            ---------------   --------------
ASSETS

                                              $      --        $     7,398

  Intangible asset                                   --              4,932

  Due From Related Companies                         --               --

                                              -----------      -----------

                                              $      --        $    12,330
                                              ===========      ===========

LIABILITIES

  CURRENT
  Accounts Payable & Accruals                 $    57,729      $     6,165

  Advances From Related Companies                   6,265            9,392
                                              -----------      -----------
                                                   63,994           15,557
                                              -----------      -----------
SHAREHOLDERS EQUITY

  Capital Stock                                    78,048           14,797
  Additional paid In Capital                    5,323,395             --
  RETAINED EARNING, (Accumulated Deficit)      (5,465,437)         (18,023)

                                              -----------      -----------
                                                  (63,994)          (3,226)
                                              -----------      -----------

                                              -----------      -----------
Total liabilities & Shareholders Equity       $      --        $    12,330
                                              ===========      ===========

                        Reliant Home Warranty Corporation
                         (Formerly Dialex Minerals Inc.)
                 Pro-forma Consolidated Statements of Operations
                  For the period ended March 31, 2005, and 2004
                            (Prepared by management)

                                                Reliant Home         1604494
                                                Warranty Corp     Ontario Inc.
                                                Year to date      Year to Date
                                               March 24, 2005    March 24, 2005
                                               --------------    --------------
Income:
  Sales                                          $   --                --

  Cost of Goods Sold                                 --                --
                                                 --------          --------

Gross Margin                                         --                --

Operating Expenses:

  Management Fees                                    --                --

  Professional fees                                19,351              --

  Consulting                                        1,415             9,392

  General & Admin                                     117             3,699
                                                 --------          --------
Total Operating Expenses                           20,883            13,091

                                                 --------          --------
 Gain/(Loss) from continuing operations           (20,883)          (13,091)
                                                 --------          --------

Income before taxes, discontinued operations
                                                 --------          --------
and extraordinary Items                           (20,883)          (13,091)
                                                 --------          --------

Discontinued operations Note 4

Results from discontinued operations              (10,560)             --
                                                 --------          --------
Income Taxes                                         --                --
                                                 --------          --------
Net Gain/(Loss)                                   (31,443)          (13,091)
                                                 ========          ========

                        RELIANT HOME WARRANTY CORPORATION
                         (Formerly Dialex Minerals Inc)
             NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS OF
                                 March 24, 2005

Note 1 Basis of presentation
----------------------------
The accompanying unaudited pro-forma financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the requirements of item 310 (b) of Regulation S-B. Accordingly, certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements reflect adjustments (consisting only of normal recurring adjustments), which, in the opinion of management, are necessary for a fair presentation of the results for the periods presented. The results from operations for the interim periods are not indicative of the results expected for the full fiscal year or any future period. Certain prior period amounts have been reclassified to conform to correct period presentation. The accompanying pro-forma consolidated balance sheet gives effect to the acquisition "the Acquisition" of 1604494 Ontario Inc (1604494 Inc) by Reliant Home Warranty Corporation (Reliant).

The unaudited pro-forma balance sheet has been prepared by management and is based on the unaudited balance sheet of 1604494 Inc and unaudited balance sheet of Reliant as at March 24, 2005, after giving effect to the following transaction:

     o The acquisition of all the issued and outstanding shares of 1604494 Inc by Reliant for consideration of 76,000,000 consolidated common shares of Reliant.

     o Change the name from Dialex Minerals Inc to Reliant Home Warranty Corporation

     o The divesting of all of the issued and outstanding shares of wholly owned subsidiary Condor Diamond Corp to Condor Gold Corp in consideration of any and all liabilities owing by the Corporations to Condor Gold Corp and its directors and officers

The accounting polices used in the preparation of the pro-forma consolidated balance sheet are those disclosed in the Reliant audited financial statements for the year ended December 31, 2004 that have been filed with and can be viewed at http://www.sec.gov/

Management has determined that no adjustments are necessary to confirm 1604494 Inc a financial statement with the accounting polices used by Reliant in the preparation of its financial statements.

The pro-forma 8-K filed March 28, 2005, the audited financial statements of Reliant at December 31, 2004, both filed at http://www.sec.gov/, and the audited financial statements for 1604494 Inc for period ended December 31, 2004.

Note 2 Acquisition
------------------
On March 24, 2005, Reliant and 1604494 Ontario Inc entered onto a Securities Exchange Agreement ("Agreement") whereby Reliant acquired all of the issued and outstanding securities of 1604494 Inc in exchange for equivalent securities on a one for one basis. Effectively, 1604494 Inc acquired control of Reliant, a US publicly traded company. The stock exchange between the Reliant and 1604494 Ontario Inc. has been recorded as the recapitalization of the Reliant, with the net assets of the Reliant brought forward at their historical basis. Management does not intend to pursue the business of the Corporation and accordingly has changed the nature of the business as described below. As such, accounting for the merger as the recapitalization of the Company is deemed appropriate. The ongoing business will continue as that of 1604494 Inc. Prior to the consummation of the Acquisition, the issued and outstanding common shares of Reliant were consolidated into 2,019,945 consolidated shares.

                        Reliant Home Warranty Corporation
                         (Formerly Dialex Minerals Inc)
                   PRO-FORMA CONSOLIDATED BALANCE SHEET after
                       acquisition of 1604494 Ontario Inc.
                            (PREPARED BY MANAGEMENT)

                                                      Reliant Home Warranty Corp
                                                          at March 24, 2005
                                                      --------------------------
ASSETS
------
  Cash                                                        $     7,398
  Intangible asset                                                  4,932
  Due From Related Companies                                         --
                                                              -----------
Total assets                                                  $    12,330
                                                              ===========

LIABILITIES
-----------
  CURRENT

  Accounts Payable & Accruals                                 $     3,894
Advances From Related Companies                               $     5,657
                                                              -----------
                                                                   79,551
                                                              -----------
SHAREHOLDERS EQUITY
-------------------
  Capital Stock                                                   154,048
  Additional paid In Capital                                    5,323,395
  RETAINED EARNING, (Accumulated Deficit)                      (5,544,663)
                                                              -----------
                                                                  (67,220)
                                                              -----------
                                                              -----------
Total liabilities & Shareholders Equity                          $ 12,330
                                                              ===========

Note 3 Write off of Assets, Discontinued Operations
---------------------------------------------------

The results of the discontinued operations are follows:

Revenue                                                           $0
Operating loss from discontinued operations                       $0
Gain (loss) on discontinued operations                     ($810,560)

Loss from discontinued operations                          ($810,560)

To settle the advances from related parties and divesting subsidiary Condor Diamond Corp, certain assets and associated liabilities were excluded from the transaction and written off at a net cost to the company.


Note 4 Loans and advances from related parties
----------------------------------------------

Loans and advances from related companies in the amount of $15,657 are unsecured and non-interest bearing with no specific due date.

Note 5 Capital Stock

         Authorized
         100,000,000 Common shares par value of $0.001 per share
          25,000,000 Preferred shares, par value of $0.001 per share

         Issued and outstanding 78,019,945
                    2,019,945 common shares before share exchange
                   76,000,000 common shares issued for share exchange agreement with 1604494 Inc.